UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 9, 2020

BEST BUY CO., INC.

(Exact name of registrant as specified in its charter)

Minnesota	1-9595	41-0907483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South
Richfield, Minnesota	55423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common Stock, $0.10 par value per share	BBY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company 

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On April 9, 2020, the Compensation and Human Resources Committee of the Board of Directors (the “Board”) of Best Buy Co., Inc. (the “Company” or “registrant”) approved, with the agreement of the impacted executive officers, temporary salary reductions for the period of April 12, 2020, through September 1, 2020. The base salary of Corie Barry, Chief Executive Officer (“CEO”), has been reduced by 50% as set forth below, and the base salaries of Matt Bilunas, Chief Financial Officer, and the named executive officers, have been reduced by 20%, as set forth below:

Name and Title	Salary
	From	To
Corie Barry, CEO	$1,160,000	$580,000
Mike Mohan, President and Chief Operating Officer	$1,000,000	$800,000
Kamy Scarlett, Chief Human Resources Officer	$800,000	$640,000
Matt Bilunas, Chief Financial Officer	$775,000	$620,000

In addition, the Board also accepted an offer by Hubert Joly, Executive Chairman, to reduce his base salary by 50% from $650,000 to $325,000 through the duration of his term on the Board. Mr. Joly previously announced that he would not stand for re-election at the Company’s 2020 Regular Meeting of Shareholders and would step down from the Board at the conclusion of the meeting. The Company’s Regular Meeting of Shareholders is scheduled for June 11, 2020.

The Board also agreed to reduce its cash retainer fees for each individual board member by 50% for the same period.

Item 7.01 Regulation FD Disclosure.

On April 15, 2020, the Company announced business updates related to COVID-19.

The news release issued on April 15, 2020, is furnished as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference. This Item 7.01 and Exhibit 99 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that Section unless the registrant specifically incorporates them by reference in a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following are furnished as Exhibits to this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
99

News release issued April 15, 2020 (furnished pursuant to Item 7.01). Any internet address provided in this release is for information purposes only and is not intended to be a hyperlink. Accordingly, no information at any internet address is included herein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: April 15, 2020	By:	/s/ TODD G. HARTMAN
Todd G. Hartman
Executive Vice President, General Counsel, Chief Risk & Compliance Officer and Secretary

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